EXHIBIT 10.16


                      [Letterhead of URT Industries, Inc.]




                                                              July 9, 1999


Peaches Entertainment Corporation
1180 East Hallandale Boulevard
Hallandale, FL 33009

Gentlemen:

     It is the purpose of this letter to confirm our agreement that URT Industries, Inc. ("URT") agrees that the salary payable by Peaches Entertainment Corporation ("PEC"), to Allan Wolk, pertaining to the services of Allan Wolk, pursuant to the agreement dated January 1, 1996 between URT and PEC, as such agreement has previously been amended (the "Intercorporate Agreement"), shall be $20,833.33 per month ($250,000 per annum), for a period of three months effective January 1, 1999 and continuing until April 3, 1999. Other than as set forth immediately above, the Intercorporate Agreement shall remain in full force and effect.

     Please sign below to evidence our agreement.

                                            Very truly yours,

                                            URT Industries, Inc.


                                            By:        /s/ Jason Wolk
                                                     ---------------------------
                                                     Executive Vice-President

Agreed to and approved:

Peaches Entertainment Corporation


By:       /s/ Brian Wolk
     ---------------------------------
         Executive Vice-President